UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2017

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Cardinal Health, Inc. (the "Company") held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) on November 8, 2017. For more information on the six proposals included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 21, 2017 (the "Proxy Statement"), see the Proxy Statement.
Proposal 1. The shareholders elected the 11 nominees listed below to the Company's board of directors (the "Board"), each to serve until the 2018 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified, and voted as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
David J. Anderson	263,702,506	739,157	592,746	24,308,745
Colleen F. Arnold	263,233,951	1,217,994	582,464	24,308,745
George S. Barrett	256,739,721	7,816,392	478,296	24,308,745
Carrie S. Cox	262,421,480	2,031,848	581,081	24,308,745
Calvin Darden	261,601,015	2,842,075	591,319	24,308,745
Bruce L. Downey	263,664,018	801,658	568,733	24,308,745
Patricia A. Hemingway Hall	263,764,137	688,693	581,579	24,308,745
Clayton M. Jones	263,579,609	862,868	591,932	24,308,745
Gregory B. Kenny	262,711,519	1,617,487	705,403	24,308,745
Nancy Killefer	262,498,842	1,974,203	561,364	24,308,745
David P. King	262,498,477	1,812,389	723,543	24,308,745
Proposal 2. The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 2018, and voted as follows:

For	284,626,569
Against	4,526,290
Abstained	190,295
Broker Non-Votes	0
Proposal 3. The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers ("say-on-pay" vote), and voted as follows:

For	254,749,245
Against	9,563,303
Abstained	721,861
Broker Non-Votes	24,308,745
Proposal 4. The shareholders voted, on a non-binding advisory basis, in support of holding future advisory votes to approve executive compensation ("say-on-pay-frequency vote") every year as follows:

1 Year	241,922,363
2 Years	499,384
3 Years	21,604,658
Abstained	1,008,004
Broker Non-Votes	24,308,745
Based on the voting results and its past practice, the Board has decided that it will hold annual say-on-pay votes until the next required say-on-pay-frequency vote, which will occur no later than the Company's 2023 Annual Meeting of Shareholders.

Proposal 5. The shareholders did not approve the shareholder proposal to urge the Board to adopt a policy that the Chairman of the Board be an independent director, and voted as follows:

For	96,142,642
Against	167,905,249
Abstained	986,518
Broker Non-Votes	24,308,745
Proposal 6. Because this shareholder proposal, which requested that the Board adopt a bylaw provision restricting management's access to vote tallies prior to the annual meeting of shareholders with respect to certain executive pay matters, was not presented by the shareholder or a representative at the Annual Meeting, it was not voted upon.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 13, 2017	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Executive Vice President, Deputy General Counsel and Corporate Secretary

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